AMENDED AND RESTATED SCHEDULE A TO GLOBAL X FUNDS DISTRIBUTION AND SERVICE PLAN As of September 16, 2026 Name of Fund Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X MSCI Norway ETF October 2, 2009 November 20, 2025 November 9, 2010 Global X MSCI Argentina ETF December 5, 2008 November 20, 2025 March 2, 2011 Global X MSCI Colombia ETF December 5, 2008 November 20, 2025 February 5, 2009 Global X MSCI China Consumer Discretionary ETF October 2, 2009 November 20, 2025 November 30, 2009 Global X Copper Miners ETF March 26, 2010 November 20, 2025 April 19, 2010 Global X Silver Miners ETF March 26, 2010 November 20, 2025 April 19, 2010 Global X Lithium & Battery Tech ETF June 4, 2010 November 20, 2025 July 22, 2010 Global X Uranium ETF June 4, 2010 November 20, 2025 November 4, 2010 Global X Gold Explorers ETF August 27, 2010 November 20, 2025 November 3, 2010 Global X FTSE Southeast Asia ETF November 17, 2010 November 20, 2025 February 16, 2011 Global X SuperDividend® ETF February 25, 2011 November 20, 2025 June 8, 2011 Global X MLP ETF May 11, 2011 November 20, 2025 April 18, 2012 Global X MSCI Greece ETF August 19, 2011 November 20, 2025 December 7, 2011 Global X Rare Earth & Critical Materials ETF August 19, 2011 November 20, 2025 January 24, 2022 Global X Social Media ETF August 19, 2011 November 20, 2025 November 14, 2011 Global X SuperIncome™ Preferred ETF February 24, 2012 November 20, 2025 July 16, 2012 Global X SuperDividend® REIT ETF February 24, 2012 November 20, 2025 March 16, 2015 Global X Guru® Index ETF May 25, 2012 November 20, 2025 June 4, 2012 Global X SuperDividend® U.S. ETF November 16, 2012 November 20, 2025 March 11, 2013 Global X MLP & Energy Infrastructure ETF February 22, 2013 November 20, 2025 August 6, 2013 Global X MSCI SuperDividend® Emerging Markets ETF November 14, 2014 November 20, 2025 March 16, 2015 Global X Alternative Income ETF March 10, 2015 November 20, 2025 July 13, 2015 Global X Renewable Energy Producers ETF April 21, 2015 November 20, 2025 May 27, 2015 Global X S&P 500® Catholic Values ETF May 29, 2015 November 20, 2025 April 18, 2016 Global X Internet of Things ETF November 13, 2015 November 20, 2025 September 12, 2016 Global X FinTech ETF November 13, 2015 November 20, 2025 September 12, 2016 Global X Morningstar Capital Allocation Leaders ETF November 13, 2015 November 20, 2025 July 11, 2016 Global X Robotics & Artificial Intelligence ETF February 26, 2016 November 20, 2025 September 12, 2016 Global X Aging Population ETF February 26, 2016 November 20, 2025 May 9, 2016 Global X Millennial Consumer ETF February 26, 2016 November 20, 2025 May 4, 2016 Global X MSCI SuperDividend® EAFE ETF September 9, 2016 November 20, 2025 November 14, 2016 Global X U.S. Infrastructure Development ETF February 24, 2017 November 20, 2025 March 6, 2017 Global X U.S. Preferred ETF February 24, 2017 November 20, 2025 September 11, 2017 Global X Artificial Intelligence & Technology ETF February 23, 2018 November 20, 2025 May 11, 2018 Global X Autonomous & Electric Vehicles ETF February 23, 2018 November 20, 2025 April 13, 2018 Global X S&P 500® Quality Dividend ETF May 23, 2018 November 20, 2025 July 13, 2018 Global X E-commerce ETF May 23, 2018 November 20, 2025 November 27, 2018 Global X Genomics & Biotechnology ETF May 23, 2018 November 20, 2025 April 5, 2019 Global X Adaptive U.S. Factor ETF May 23, 2018 November 20, 2025 August 24, 2018 Global X DAX Germany ETF September 13, 2018 November 20, 2025 December 24, 2018 Global X NASDAQ 100 Covered Call ETF September 13, 2018 November 20, 2025 December 24, 2018

Name of Fund Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X S&P 500® Covered Call ETF September 13, 2018 November 20, 2025 December 24, 2018 Global X Cloud Computing ETF November 13, 2018 November 20, 2025 April 12, 2019 Global X Dorsey Wright Thematic ETF November 13, 2018 November 20, 2025 October 25, 2019 Global X Russell 2000 Covered Call ETF November 13, 2018 November 20, 2025 April 17, 2019 Global X Cybersecurity ETF June 13, 2019 November 20, 2025 October 25, 2019 Global X Video Games & Esports ETF June 13, 2019 November 20, 2025 October 25, 2019 Global X Emerging Markets Bond ETF February 18, 2020 November 20, 2025 June 1, 2020 Global X S&P Catholic Values Developed ex-U.S. ETF February 18, 2020 November 20, 2025 June 22, 2020 Global X Variable Rate Preferred ETF February 18, 2020 November 20, 2025 June 22, 2020 Global X HealthTech ETF May 29, 2020 November 20, 2025 July 29, 2020 Global X S&P Catholic Values U.S. Aggregate Bond ETF May 29, 2020 November 20, 2025 Global X S&P 500 Covered Call & Growth ETF May 29, 2020 November 20, 2025 September 18, 2020 Global X Nasdaq 100 Covered Call & Growth ETF May 29, 2020 November 20, 2025 September 18, 2020 Global X ClimateTech ETF May 29, 2020 November 20, 2025 October 27, 2020 Global X Data Center & Digital Infrastructure ETF July 30, 2020 November 20, 2025 October 27, 2020 Global X Adaptive U.S. Risk Management ETF November 11, 2020 November 20, 2025 January 12, 2021 Global X Clean Water ETF February 26, 2021 November 20, 2025 April 8, 2021 Global X Nasdaq 100 Tail Risk ETF May 21, 2021 November 20, 2025 August 25, 2021 Global X Nasdaq 100 Risk Managed Income ETF May 21, 2021 November 20, 2025 August 25, 2021 Global X Nasdaq 100 Collar 95-110 ETF May 21, 2021 November 20, 2025 August 25, 2021 Global X S&P 500 Tail Risk ETF May 21, 2021 November 20, 2025 August 25, 2021 Global X S&P 500 Risk Managed Income ETF May 21, 2021 November 20, 2025 August 25, 2021 Global X S&P 500 Collar 95-110 ETF May 21, 2021 November 20, 2025 August 25, 2021 Global X Blockchain ETF May 21, 2021 November 20, 2025 July 12, 2021 Global X AgTech & Food Innovation ETF May 21, 2021 November 20, 2025 July 12, 2021 Global X Hydrogen ETF May 21, 2021 November 20, 2025 July 12, 2021 Global X MSCI Vietnam ETF August 4, 2021 November 20, 2025 December 7, 2021 Global X Blockchain & Bitcoin Strategy ETF September 17, 2021 November 20, 2025 November 15, 2021 Global X Information Technology Covered Call & Growth ETF November 12, 2021 November 20, 2025 November 21, 2022 Global X Dow 30® Covered Call ETF November 12, 2021 November 20, 2025 February 23, 2022 Global X Interest Rate Volatility & Inflation Hedge ETF February 25, 2022 November 20, 2025 July 5, 2022 Global X Russell 2000 Covered Call & Growth ETF August 10, 2022 November 20, 2025 October 4, 2022 Global X Emerging Markets ex-China ETF September 16, 2022 November 20, 2025 May 12, 2023 Global X Emerging Markets Great Consumer ETF September 16, 2022 November 20, 2025 May 12, 2023 Global X U.S. Cash Flow Kings 100 ETF February 24, 2023 November 20, 2025 July 10, 2023 Global X Dow 30® Covered Call & Growth ETF May 19, 2023 November 20, 2025 July 25, 2023 Global X 1-3 Month T-Bill ETF May 19, 2023 November 20, 2025 June 21, 2023 Global X Defense Tech ETF May 19, 2023 November 20, 2025 September 11, 2023 Global X Brazil Active ETF May 19, 2023 November 20, 2025 August 16, 2023

Name of Fund Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X India Active ETF May 19, 2023 November 20, 2025 August 17, 2023 Global X Bitcoin Trend Strategy ETF August 17, 2023 November 20, 2025 March 20, 2024 Global X MLP & Energy Infrastructure Covered Call ETF March 7, 2024 November 20, 2025 May 7, 2024 Global X Infrastructure Development ex- U.S. ETF March 7, 2024 November 20, 2025 August 28, 2024 Global X Russell 2000 ETF March 7, 2024 November 20, 2025 June 4, 2024 Global X Short-Term Treasury Ladder ETF May 21, 2024 November 20, 2025 September 9, 2024 Global X Intermediate-Term Treasury Ladder ETF May 21, 2024 November 20, 2025 September 9, 2024 Global X Long-Term Treasury Ladder ETF May 21, 2024 November 20, 2025 September 9, 2024 Global X Bitcoin Covered Call ETF May 21, 2024 November 20, 2025 Global X U.S. Electrification ETF September 18, 2024 November 20, 2025 December 17, 2024 Global X S&P 500 U.S. Revenue Leaders ETF January 24, 2025 November 20, 2025 April 15, 2025 Global X S&P 500 U.S. Market Leaders Top 50 ETF January 24, 2025 November 20, 2025 April 15, 2025 Global X Investment Grade Corporate Bond ETF March 4, 2025 November 20, 2025 June 16, 2025 Global X Treasury Bond Enhanced Income ETF March 4, 2025 November 20, 2025 July 15, 2025 Global X PureCapSM MSCI Information Technology ETF March 4, 2025 November 20, 2025 July 22, 2025 Global X PureCapSM MSCI Communication Services ETF March 4, 2025 November 20, 2025 July 22, 2025 Global X PureCapSM MSCI Consumer Discretionary ETF March 4, 2025 November 20, 2025 July 22, 2025 Global X PureCap℠ MSCI Energy ETF May 22, 2025 November 20, 2025 July 22, 2025 Global X PureCap℠ MSCI Consumer Staples ETF May 22, 2025 November 20, 2025 July 22, 2025 Global X S&P 500® Christian Values ETF May 22, 2025 November 20, 2025 September 23, 2025 Global X U.S. 500 ETF May 22, 2025 November 20, 2025 September 23, 2025 Global X AI Semiconductor & Quantum ETF July 31, 2025 November 20, 2025 September 30, 2025 Global X U.S. Natural Gas ETF July 31, 2025 November 20, 2025 October 28, 2025 Global X Gold Miners ETF September 18, 2025 November 20, 2025 December 9, 2025 Global X Zero Coupon Bond 2030 ETF September 18, 2025 November 20, 2025 January 6, 2026 Global X Zero Coupon Bond 2031 ETF September 18, 2025 November 20, 2025 January 6, 2026 Global X Zero Coupon Bond 2032 ETF September 18, 2025 November 20, 2025 January 6, 2026 Global X Zero Coupon Bond 2033 ETF September 18, 2025 November 20, 2025 January 6, 2026 Global X Zero Coupon Bond 2034 ETF September 18, 2025 November 20, 2025 January 6, 2026 Global X Zero Coupon Bond 2035 ETF September 18, 2025 November 20, 2025 January 6, 2026 Global X Commodity Strategy ETF September 18, 2025 November 20, 2025 February 10, 2026 Global X U.S. 500 Income EdgeSM ETF November 20, 2025 February 17, 2026 Global X Nasdaq-100® Income EdgeSM ETF November 20, 2025 February 17, 2026 Global X Stablecoin & Tokenization Ecosystem ETF November 20, 2025 Global X Ethereum Covered Call ETF November 20, 2025 April 1, 2026 Global X NYSE® 100 ETF January 26, 2026 March 25, 2026 Global X Space Tech ETF January 26, 2026 April 14, 2026 Global X PureCap℠ MSCI Financials ETF January 26, 2026 Global X PureCap℠ MSCI Health Care ETF January 26, 2026

Name of Fund Date Fund Approved by Board Date Board Approved Continuance of I/A/A Date Fund Commenced Operations Global X PureCap℠ MSCI Industrials ETF January 26, 2026 Global X PureCap℠ MSCI Materials ETF January 26, 2026 Global X PureCap℠ MSCI Utilities ETF January 26, 2026 Global X PureCap℠ MSCI Real Estate ETF January 26, 2026 Global X Adaptive Risk Managed Yield ETF March 4, 2026 June 23, 2026 Global X U.S. TaxSmartSM Income EdgeSM ETF May 21, 2026 Global X MLCC & Electronic Components ETF July 30, 2026 Global X Small Modular Reactor ETF July 30, 2026 Global X LLM ETF July 30, 2026 Global X Asia Semiconductor ETF July 30, 2026 Global X Asia Defense Tech ETF July 30, 2026 Global X KOSPI 200 South Korea ETF September 16, 2026 Global X KOSPI 200 South Korea Hedged ETF September 16, 2026 Global X Magnificent Six ETF September 16, 2026 Global X China Semiconductor ETF September 16, 2026 Global X NYSE 100 Autocallable Income ETF September 16, 2026 Global X NYSE 100 Autocallable Enhanced Income ETF September 16, 2026